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                              ACCOUNTANTS' CONSENT



The Board of Trustees
ElderTrust:


We consent to the use of our report on the balance sheet of ElderTrust as of September 30, 1997 included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                        /s/ KPMG Peat Marwick LLP
                                      ----------------------------------------
                                        KPMG Peat Marwick LLP



Washington, D.C.
January 2, 1998